SUPPLEMENT TO THE PROSPECTUSES OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen American Retirement Fund

         Proposed Fund Reorganization

         On March 12, 1999, the Board of Trustees of Evergreen American Retirement Fund ("American Retirement") approved a proposal to reorganize American Retirement into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of American Retirement approve the proposal, all of the assets of American Retirement will be transferred to Income and Growth and shareholders of American Retirement will receive shares of Income and Growth in exchange for their shares. Shareholders of American Retirement as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of American Retirement will be mailed information detailing the proposal on or about June 2, 1999.


April 1, 1999


II.      Evergreen Balanced Fund

         The section of the Evergreen Balanced Fund's prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         The portfolio managers for the Evergreen Balanced Fund are Gary Pzegeo and Judith Warners. Mr. Pzegeo, Vice President and portfolio manager of the Fixed Income group of Evergreen Investment Management Company ("EIMC") has been managing the Fund since January 1999. Mr. Pzegeo has been an investment professional at EIMC since 1990. Ms. Warners, Vice President and portfolio manager has managed the equity portion of the Fund since June 1998. Ms. Warners joined EIMC as an analyst in 1981.


May 3, 1999









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